KNIGHT NATURAL GAS, INC.
                   Tower I, Suite 340, 12385 E. Arapahoe Road
                               Englewood, CO 80112


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 24, 1996



TO OUR SHAREHOLDERS:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Knight Natural Gas, Inc. (the "Company") will be held at Tower I, Suite 340, 12385 E. Arapahoe Road, Englewood, CO 80112 on October 24, 1996, at 10:00 a.m., local time, for the purposes set forth in this Notice of Special Meeting of Shareholders. A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purposes of considering and acting upon:

     1. The election of three (3) directors to the Board of Directors of the Company, to serve until their resignation or removal from office, or until their respective successors are elected and qualified;

     2. The ratification and approval of the action of the Company's Board of Directors to effect the acquisition of certain defined assets and liabilities of Sedcore Exploration Company Limited;

     3. Approval of the change of the Company's name to Kalan Gold Corporation, or some derivation thereof;

     4. The ratification of Cordovano and Company, CPA as the Company's auditors for the fiscal year ended December 31, 1996; and

     5. Consideration of any matters which may properly come before the Meeting, or any adjournment thereof. At this time, the Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only shareholders of record as of the close of business on September 27, 1996 are entitled to notice of and to vote at the Meeting. The stock transfer books of the Company will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully.

         You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.




                                             By Order of the Board of Directors



                                             James H. Baum, President
Englewood, Colorado
October 10, 1996



         YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                            KNIGHT NATURAL GAS, INC.
                   Tower I, Suite 340, 12385 E. Arapahoe Road
                               Englewood, CO 80112


                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 24, 1996


                             INTRODUCTORY STATEMENT

         This Proxy Statement and accompanying Proxy are furnished in connection with a solicitation of Proxies by the Board of Knight Natural Gas, Inc.. (the "Company") for use at the Special Meeting of Shareholders of the Company, to be held at Tower I, Suite 340, 12385 E. Arapahoe Road, Englewood, CO 80112 on October 24, 1996, at 10:00 a.m., local time, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         Shareholders of record at the close of business on September 27, 1996 will be entitled to receive notice of and to vote at the meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the meeting. Shares represented by executed and unrevoked Proxies will be voted in accordance with the specifications made thereon. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked by giving another Proxy or by letter or telegram directed to the Company. Any such revocation must show the shareholder's name and must be received prior to the commencement of the meeting in order to be effective. Additionally, any shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any Proxy previously given. Where no instructions are indicated, Proxies will be voted "FOR" the nominees for directors indicated below and "FOR" the proposals to be considered at the Special Meeting or any adjournment thereof. Proxy materials will be mailed to shareholders of record on or about October 10, 1996.

                VOTING SECURITIES, PRINCIPAL HOLDERS AND SECURITY
                             OWNERSHIP OF MANAGEMENT

         The approval of each of the proposals set forth in this Proxy Statement requires the affirmative vote of a majority of the shares actually voted on such proposal, except that the amendment to the Company's Articles of Incorporation requires the affirmative vote of a majority of shares entitled to be voted at the Meeting.

         All voting rights are vested exclusively in the holders of the Company's $0.00001 per share par value common stock, with each share entitled to one vote. Only shareholders of record at the close of business on September 27, 1996 are entitled to notice of and to vote at the meeting and any adjournment thereof. As of October 1, 1996, the Company had 15,552,500 shares of common stock outstanding.

         The following sets forth the number of shares of the Registrant's $.0001 par value common stock beneficially owned by (i) each person who, as of October 1, 1996, was known by the Company to own beneficially more than five percent (5%) of its common stock, (ii) the individual Directors of the Registrant, and (iii) the Officers and Directors of the Registrant as a group.

Name and Address                     Amount and Nature                Percent of
of Beneficial Owner             of Beneficial Ownership(1)(2)            Class


James H. Baum ....................       260,000(3)                      1.67%
Tower I, Suite 340
12385 E. Arapahoe Road
Englewood, CO 80112

John Barksdale ...................           -0-(3)                       -0-
Tower I, Suite 340
12385 E. Arapahoe Road
Englewood, CO 80112

Robert J. Goldman ................            -0-(3)                      -0-
Tower I, Suite 340
12385 E. Arapahoe Road
Englewood, CO 80112

Sedcore Exploration ..............        13,500,000                     86.8%
Company Limited
Suite 100
12385 E. Arapahoe Road,
Englewood, CO 80112

Gregory W. Skufca ................         1,500,000                     9.64%
5650 Greenwood Plaza Blvd
Suite 216. Englewood. CO 80111

All Officers and Directors as a Group     260,000(3)                     1.67%
(three persons)

(1)      All ownership is beneficial and on record, unless indicated otherwise.

(2) Beneficial owners listed above have sole voting and investment power with respect to the shares shown, unless otherwise indicated.

(3) The directors of the Company have received stock options, all of which expire on January 1, 1999. The options are all at $0.02 per share. Mr. Baum has an option for 125,000 common shares. Messrs Barksdale and Goldman each have options for 75,000 common shares. None of the options have been exercised as of the date of this Proxy Statement.

        INFORMATION REGARDING THE COMPANY AND INCORPORATION BY REFERENCE

     This proxy statement is accompanied by a copy of its latest Annual Report and Form 10-QSB as of June 30, 1996. The Company hereby incorporates by reference its latest annual report on Form 10-KSB and all other reports since the end of the Company's fiscal year filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

                       ACTION TO BE TAKEN UNDER THE PROXY

     Proxies in the accompanying form that are properly executed and returned will be voted at the Special Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter: (a) "FOR" the election of the three (3) persons named in this Proxy Statement as Management's nominees for election to the Board of Directors; (b) "FOR" the approval and ratification of the acquisition of the defined assets and liabilities of Sedcore Exploration Company, Limited; (c) "FOR" amendment to the Company's Articles of Incorporation to change the name of the Company to "Kalan Gold Corporation.", or some derivation thereof; (d) "FOR" the ratification of Cordovano and Company, CPA, as the Company's independent public accountants; and
(e) "FOR" the transaction of any other business to come before the Meeting, in the discretion of the holders of such Proxies.

     Management knows of no other matters, other than those stated above, to be presented for consideration at the Meeting. If, however, any other matters properly come before the Meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their judgement on such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Meeting from time to time.

                              ELECTION OF DIRECTORS

     It is proposed that three (3) of Directors be elected to the Board of Directors of the Company, each such Director to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. All of the nominees are current directors who were appointed to fill vacancies created with the acquisition of the defined assets and liabilities of Sedcore Exploration Company Limited. The nominees for the Board of Directors are as follows:

James H. Baum. Mr. Baum has been the President and a Director of the Company since August, 1996. From 1971 to the present, he has been the owner of his own tax preparation and investment company. Prior to that time, he was involved in the aerospace industry in a number of positions. Mr. Baum obtained is Bachelors degree in Physics, Chemistry and Math from Middlebury College, his Masters in Physics from Wesleyan University, and has done post graduate work at the University of Minnesota in Physics and Physical Chemistry. He is a member of the American Physical Society and Phi Beta Kappa. Mr. Baum will devote a minimum of forty hours per week to the affairs of the Company.

John Barksdale. Mr. Barksdale has been a Vice President and a Director of the Company since August, 1996. From 1989 to the present, he has been a trustee of a private family trust. He was involved in the oil and gas business from 1980 until 1989 in various private companies as an officer and director. He attended Frank Phillips Jr. College and North Texas State College. Mr. Barksdale will devote a minimum of forty hours per week to the affairs of the Company.

Robert J. Goldman. Mr. Goldman has been the Secretary-Treasurer and a Director of the Company since August, 1996. From 1972 to the present, he has been associated with Coroni Mineral Group of Denver, Colorado, where he currently serves as a Vice President. He has a Bachelor's degree in Business Administration from the University of Denver. Mr. Goldman will devote a minimum of forty hours per week to the affairs of the Company.

                                     VOTING

     Pursuant to the terms of the Company's Articles of Incorporation every shareholder voting for the election of directors is entitled to one vote for each share. A shareholder may vote each share once for one nominee to each of the director positions being filled. A shareholder may not accumulate votes.

     The Board of Directors intends to vote the Proxies solicited by it (other than Proxies in which the vote is withheld as to one or more nominees) for the three candidates standing for election as directors nominated by the Board of Directors. If any nominee is unable to serve, the shares represented by all valid Proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Company has no committees of the Board of Directors. No incumbent director of the Company attended fewer then seventy-five percent (75%) of total meetings of the Board of Directors since taking office. The Board of Directors conducted no meetings during the fiscal year ended December 31, 1995.

     The Directors and Executive Officers of the Company, their ages and present positions held in the Company are as follows:

NAME                                        AGE              POSITION HELD
James H. Baum                               58               President

John Barksdale                              54               Vice President


Robert J. Goldman                           64               Secretary-Treasurer

     The Company's Directors will serve in such capacity until the next annual meeting of the Company's shareholders and until their successors have been elected and qualified. The officers serve at the discretion of the Company's Directors. There are no familial relationships among the Company's officers and directors, nor are there any arrangements or understanding between any of the directors or officers of the Company or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Compliance with Section 16(a) of the Securities Exchange Act of 1934.

     Section 16(a) of the Securities Exchange Act of 1934 (the "34 Act") requires the Company's officers and directors and persons owning more than ten percent of the Company's Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Additionally, Item 405 of Regulation S-B under the 34 Act requires the Company to identify in its Form 10-KSB and proxy statement those individuals for whom one of the above referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. Given these requirements, the Company has the following report to make under this section. None of the Company's previous officers or directors made timely filings of the Forms 3. As of the date hereof, all current officers and directors have filed Forms 3 and are otherwise current in their filings.

                              EXECUTIVE ENUMERATION

     None of the Company's previous officers and/or directors received any compensation for their respective services rendered to the Company. They all had agreed to act without compensation until authorized by the Board of Directors, which did occur prior to the acquisition of the defined assets and liabilities of Sedcore Exploration Company, Limited. The current officers and directors have not yet received any compensation but are expected to implement a compensation plan. However, the terms of such plan have not been finalized. Any compensation will be dependent upon a combination of factors, including the percentage of time a person devotes to the business of the Company, experience of the individual, and ability of the Company to pay.

     The Company has no retirement, pension, profit sharing, stock option, insurance or other similar programs.

                    RATIFICATION AND APPROVAL OF ACQUISITION

Summary of the Acquisition

     The following is a brief summary of certain information concerning the Acquisition. The summary is not intended to be complete, and shareholders who may have further questions are urged to ask the management of the Company.

The Parties.

     Knight Natural Gas, Inc., a Colorado corporation (the Company), and Sedcore Exploration Company Limited (Sedcore)., a Ghanian corporation are the parties to the transaction. Sedcore's principal offices are located at Tower 1, Suite 340, 12385 East Arapahoe Road, Englewood, Co. 80112. The telephone number is
(303)799-0693.

The Terms.

     This transaction is an acquisition of certain defined assets and liabilities of Sedcore Exploration Company Limited ("Sedcore") dated August 26, 1996, in exchange for 5,000,000 common shares of the Company, and an acquisition dated August 27, 1996 for certain additional defined assets of Sedcore in exchange for 8,500,000 common shares of the Company. The transactions have given the Company effective control of defined assets of Sedcore, and the current control shareholders of Sedcore now control both companies. A copy of the Purchase Agreements are attached to this Proxy Statement. These transactions closed on August 26 and 27, respectively. The Company's name is proposed to be changed to "KALAN GOLD CORPORATION" or some derivation thereof.

     The Company has decided to engage in the transactions with Sedcore to develop an asset base and increase the value of the Company's shares as a result of acquiring a defined business venture. None of the rights of any securities holders will be affected by these transactions. The securities of the Company issued in these transactions are common shares, which will have the same rights and privileges as all other common shares but will be restricted securities under the Securities Act of 1933, as amended. In regard to these transactions, the Company wishes to obtain the ratification and approval of the shareholders. Representatives of the Company's accounting firm for the most recent fiscal year are expected to be present at the shareholders' meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

     As far as the Company's common share are concerned, there was no published value for either the high or low bid prices as of the date preceding public announcement of the transactions.

Sedcore Assets and Liabilities

     Sedcore originally entered into a two year agreement with Ahanta Mining Co. Limited ("Ahanta"), a Ghanian corporation, to undertake exploration for gold in the Butre River area in the Western Region of Ghana. Ahanta assigned its exclusive mineral rights under Mining Concession No. 111 to Sedcore for the period of the agreement. Sedcore, in turn, has assigned its rights under this agreement with Ahanta to the Company. The Company has succeeded to all of Sedcore's rights and responsibilities, including the requirement to make scheduled payments to Ahanta of a total of $39,000 through March, 1998.

     Further, Sedcore assigned to the Company its two and one-half year agreement with Esikaman Mining Company Limited ("Esikaman") to conduct a reconnaissance for gold in a licensed area located in the Wassa Amanfi district of Ghana. The Company has succeeded to all of Sedcore's rights and responsibilities, including the requirement to make scheduled payments to Esikaman of a total of $90,000 through November, 1998.

     In both situations, the Company will be required to pay all costs of an exploration program in the licensed areas. There is no assurance that the exploration programs will be successful.

     Further, as of August 27, 1996, the Company acquired four concessions in Burkina Faso, denominated as the Saouga, Diebougou, Pissila, and Dekaya gold properties, in exchange for 8,500,000 common shares. The Company has succeeded to all of Sedcore's rights and responsibilities, including the requirement to make scheduled payments.

     Sedcore has not been subject to any bankruptcy, receivership or similar proceeding.

     Narrative Description of the Business

     Sedcore is presently in the development stage and has not engaged in any operations. The Company has succeeded to Sedcore's interests in these gold concessions and plans to undertake to prove the commercial feasibility of the concessions. Once these concessions have been proven to be economically feasible, the Company plans to undertake commercial development, either itself or with a joint venture partner, or the Company may sell its interests in these concessions to third parties..

     It is the plan of the Company's management that the Company will focus in the gold mining business, initially solely with respect to the assigned concessions. The Company's management plans to develop operations through the use of additional capital which the Company would plan to seek through a public or private offering, through debt financing, or through internally generated profits., although at this point, no definitive plans have been made regarding such financing.

     In addition, the combined Company would seek, investigate and, if such investigation warrants, acquire controlling interest in business opportunities presented to it by persons or firms who are the gold business and wish to seek the advantages of being acquired by the Company. The Company would restrict any acquisitions to the gold business but would not restrict the geographical location of such business. The Company would be the surviving entity in each case.

     The  Company  may seek a merger  candidate  in the form of firms  which are
developing  companies  in  need  of  expansion,   are  seeking  to  develop  new
concessions or are established, mature businesses.

     In seeking business opportunities, the management decision of the Company will be based upon the objective of seeking long-term appreciation in the value of the Company. Current income will be a significant factor in such decisions, although long-term appreciation of the operations will be the prime consideration..

     The first priority of the combined Company during the coming fiscal year will be to develop its assigned concessions and to identify viable, additional concessions which it may acquire. However, such additional concessions have not been finally determined at this time.

     Markets

     The combined Company's marketing plan is focused on developing its existing assigned concessions. This plan will be the primary focus for the Company during the coming fiscal year.

     Raw Materials

     The Company will use the gold which it mines as raw material for sales. The availability of the gold for sale in commercial quantities is to be established by the Company in the future. There can be no guarantee that sufficient gold will be found in commercial quantities to permit the Company to be profitable. Therefore, raw materials are an important factor in the Company's operations. The availability and cost of producing gold will be a significant factor in determining the profitability of the Company's operations. At the present time, the Company does not know whether it can mine gold in sufficient and commercial quantities.

     Customers and Competition

     The principal customers of the Company will be the consumers of the Company's gold products in the markets in which the Company sells its products. There are a number of companies which sell similar competing products as those the Company plans to sell.

     To the extent that the Company is unable to sell its gold products at a commercially viable price, the Company could have difficulty in either achieving its goals and objectives, or of ever becoming profitable. Nevertheless, the number of competitors could be substantial, and there can be no guarantee that the Company will ever be profitable.

     Backlog

     At June 30, 1996, neither Sedcore nor the Company had no backlogs.

     Employees

     At as of the date hereof, the Company has three full-time employees, of whom all are in management. The Company's employees are not represented by any union or collective bargaining group, and there is no history of any labor problems, or disputes. The Company has the human resources at present to fulfill its current business plan but expects to hire additional employees in the future for expansion of its operations in the ordinary course of business..

     Proprietary Information

     Sedcore uses no material proprietary information in connection with its operations.

     Government Regulation

     The proposed gold mining operations will be subject to regulation under Ghanian law regarding a number of factors, including environmental. Such regulation could be considered to be burdensome on the Company and could have a material effect on the Company's ability to make a profit. The complete nature and extent of government regulation cannot be determined at this point.

     Research and Development

     The Company has spent no material amounts as of the period ended June 30, 1996 in research and development.

     Environmental Compliance

     The Company expects to be subject to material costs for compliance with environmental laws in any jurisdiction in which it proposes to operate. At the present time, the Company cannot assess the potential impact of any such potential environmental regulation.

Financial Statements

     Enclosed are the audited financial statements of Sedcore for the period from inception (April 4, 1996) through June 30, 1996.

                            Knight Natural Gas, Inc.
                         (A Development Stage Company)
                                 Balance Sheet

                                                     Unaudited   Audited
                                                        June    December
                                                      30, 1996  31, 1995
                                                      --------  --------
ASSETS - Cash ...............................              369     647
                                                      ========  ========
LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES - Accounts Payable Trade ........             1650         0
                                                      --------  --------
SHAREHOLDERS' EQUITY
Common Stock, $.00001 Par Value
Authorized 100,000,000 Shares;
Issued And Outstanding 2,052,500 Shares .....               21        21

Capital Paid In Excess Of
Par Value Of Common Stock ...................          426,026   422,649

Preferred Stock, $.10 Par Value, Non Voting
Authorized 1,000,000 Shares;
Issued And Outstanding -0- Shares ...........                0         0

Retained Deficit Prior To January 1, 1993 ...         (417,421) (417,421)

Deficit Accumulated During
The Development Stage .......................           (9,907)   (4,602)
                                                      --------  --------
TOTAL SHAREHOLDERS' EQUITY ..................           (1,281)      647
                                                      --------  --------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY ........................         $    369  $    647
                                                      ========  ========



   The Accompanying Notes Are An Integral Part Of These Financial Statements.

                            Knight Natural Gas, Inc.
                         (A Development Stage Company)
                       Unaudited Statement Of Operations



                                                   Three Months Three Months
                                                       June        June
                                                     30, 1996    30, 1995
                                                     ---------   ---------
Revenue  ........................................             0          0
                                                     ---------   ---------
Expenses:
Office ..........................................            40         23
Licenses & Fees  ................................           210          0
Professional  ...................................         5,027          0
                                                     ---------   ---------
Total ...........................................         5,277         23
                                                     ---------   ---------
Net (Loss) ......................................         (5277)       (23)
                                                     =========   =========
Net (Loss) Per
 Common Share....................................           (0)         (0)
                                                     =========   =========
Common Shares Outstanding........................    2,052,500   2,052,500
                                                     =========   =========
   The Accompanying Notes Are An Integral Part Of These Financial Statements.

                            Knight Natural Gas, Inc.
                         (A Development Stage Company)
                       Unaudited Statement Of Operations


                                                          January
                                                          1, 1993
                                                        (Inception)
                              Six Months   Six Months     Through
                                June          June         June
                              30, 1996      30, 1995     30, 1996
                             ---------     ---------     ---------
Revenue .................    $       0     $       0     $       0
                             ---------     ---------     ---------
Expenses:
Office ..................           68            45           460
Licenses & Fess .........          210             0           210
Professional ............        5,027         3,700         9,237
                             ---------     ---------     ---------
Total ...................        5,305         3,745         9,907

Net (Loss) ..............       (5,305)       (3,745)       (9,907)
                             =========     =========     =========
Net (Loss) Per
 Common Share ...........           (0)           (0)           (0)
                             =========     =========     =========
Common Shares Outstanding    2,052,500     2,052,500     2,052,500
                             =========     =========     =========

   The Accompanying Notes Are An Integral Part Of These Financial Statements.

                            Knight Natural Gas, Inc.
                         (A Development Stage Company)
                       Unaudited Statement Of Cash Flows


                                                            January
                                                            1, 1993
                                          Six      Six    (Inception)
                                        Months    Months    Through
                                         June      June      June
                                       30, 1996  30, 1995  30, 1996
                                         -----     -----     -----
Net (Loss) Accumulated
 During The Development
 Stage ..............................   (5,305)   (3,745)   (9,907)
Stock Issued Not For Cash ...........        0         0        15
Increase In Accounts Payable ........    1,650         0     1,650
                                         -----     -----     -----

Cash Flows From Operations ..........   (3,655)   (3,745)   (8,242)
                                         -----     -----     -----
Cash Flows From Financing Activities:

Issuance Of Common Stock ............        0         0         0
Contribution Of Capital .............    3,377     3,700     7,077
                                         -----     -----     -----
Cash Flows From Financing ...........    3,377     3,700     7,077
                                         -----     -----     -----
Cash Flows From Investing Activities:

                                             0         0         0
                                         -----     -----     -----
Cash Flows From Investing ...........        0         0         0
                                         -----     -----     -----
Net Increase In Cash ................     (278)      (45)   (1,165)
Cash At Beginning Of Period .........      647       924     1,534
                                         -----     -----     -----
Cash At End Of Period ...............    $ 369     $ 879     $ 369
                                         =====     =====     =====




Summary Of Non-Cash Investing And Financing Activities:
1,500,000 Shares Issued For Service @ $.00001 Per Share      $  15
                                                             =====


   The Accompanying Notes Are An Integral Part Of These Financial Statements.



                            Knight Natural Gas, Inc.
                         (A Development Stage Company)
                  Unaudited Statement Of Shareholders' Equity


                                                                                                                 Deficit
                                                                  Capital                                     Accumulated
                                         Number Of                Paid In   Number Of                          During The
                                          Common      Common     Excess Of  Preferred Preferred    Retained    Development
                                 Notes    Shares      Stock      Par Value    Shares    Stock       Deficit      Stage       Total
                                 -----  ---------   ---------    ---------  --------- ---------    ---------   ---------   ---------

Balance At January 1, 1993 ...            552,500          6       418,949          0         0     (417,421)          0      1,534


Net (Loss) December 31, 1993 .                                                                                      (336)      (336)
                                        ---------   ---------    ---------  --------- ---------    ---------   ---------   ---------
Balance At December 31, 1993 .            552,500          6       418,949          0         0     (417,421)       (336)     1,198

Issuance Of Common Stock: ....    1,2
 November 1, 1994 - Services @
 $.00001 per Share ...........          1,500,000         15             0                                                       15

Net (Loss) December 31, 1994 .                                                                                      (289)      (289)
                                        ---------   ---------    ---------  --------- ---------    ---------   ---------   ---------
Balance At December 31, 1994 .          2,052,500         21       418,949          0         0     (417,421)       (625)       924

Capital Contribution .........                                       3,700                                                    3,700

Net (Loss) @ December 31, 1995                                                                                    (3,977)    (3,977)
                                        ---------   ---------    ---------  --------- ---------    ---------   ---------   ---------
Balance At December 31, 1995 .          2,052,500         21       422,649          0         0     (417,421)     (4,602)       647

Capital Contribution .........                                       3,377                                                    3,377

Net (Loss) @ June 30, 1996 ...                                                                                    (5,305)    (5,305)
                                        ---------   ---------    ---------  --------- ---------    ---------   ---------   ---------
Balance At June 30, 1996 .....          2,052,500         21       426,026          0         0     (417,421)     (9,907)    (1,281)
                                        ---------   ---------    ---------  --------- ---------    ---------   ---------   ---------

   The Accompanying Notes Are An Integral Part Of These Financial Statements.

                            KNIGHT NATURAL GAS, INC..
                                    Footnotes
                                  June 30 1996

NOTE 1

In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair statement of (a) the results of operations for the six month period ended June 30 1996 and 1995 and for the periods from inception at January 1 1993 to June 30 1996 (b) financial position at June 30 1996 and December 31 1995 and the cash flows for the six months ended June 30 1996 and 1995 and for the period from inception, January 1, 1993 (inception) to June 30 1996 have been made.

NOTE 2

The results for the six month period ended June 30 1996 are not necessarily indicative of the results for the entire fiscal year ended December 31 1996.

Closing of the Transaction.

     The initial transaction was closed on August 26, 1996, and the second transaction was closed on August 27, 1996, both with the approval of the Boards of Directors of both the Company and Sedcore. The Board of the Company has submitted these transactions to the shareholders of the Company for ratification and approval and the change of the name of the Company. The management designated by Sedcore has taken over the Company immediately as of August 26, 1996.

Votes Required.

     The Board of Directors of the Company is proposing that the shareholders of the Company ratify and approve the transactions which closed on August 26 and 27, 1996. This vote must be approved by the affirmative vote of the record holders of a majority of the outstanding shares of the Company's Common Stock. All shareholders of record as of September 27, 1996, which does include the new shareholders from the acquisition, will be authorized to vote. The transactions have been approved by the holders of all of the outstanding capital shares of Sedcore.

Board of Director Recommendations.

     The Board of Directors of the Company has unanimously approved the transactions and believes they are in the best interests of the Company's shareholders and unanimously recommends that the shareholders vote to ratify and approve the proposal.

                        CHANGE OF THE NAME OF THE COMPANY

     The Company seeks to change its name to Kalan Gold Corporation, or some similar derivation thereof. The Company seeks the name change to better emphasize its future business focus. As previously structured, the Company was not involved in any activities, but was searching for an acquisition candidate. The Company believes that its principal revenue and profit growth for the foreseeable future will be in the assets acquired from Sedcore and the future operations to be generated by those assets. It is, therefore, the Company's intention to emphasize this business focus by utilizing the name Kalan Gold Corporation. This resolution requires the affirmative vote of a majority of the issued and outstanding shares of the Company. The Board of Directors recommends that shareholders vote FOR the resolution.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has appointed the Company's present independent public accountants, Cordovano and Company, CPA, for the fiscal year ended December 31, 1996. This appointment will be submitted to the shareholders for ratification at the Meeting.

     The submission of the appointment of Cordovano and Company, CPA is not required by law or the bylaws of the Company. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. To be adopted, the resolution requires the affirmative vote of a majority of the shares voting at the meeting. The Board of Directors recommends a vote FOR the resolution.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Company's management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the meeting. In the event that any other business is presented at the meeting, it is intended that the persons named in the enclosed Proxy will have authority to vote such Proxy in accordance with their best judgment on such business.

                              SHAREHOLDER PROPOSALS

     According to Rule 14a-8 under the Securities Exchange Act of 1934, a shareholder may require that certain proposals suggested by shareholders be voted on at a shareholders meeting. Information concerning such proposals must be submitted to the Company for inclusion in its proxy statement. Such proposals for inclusion in the Company's proxy materials relating to the next Annual Meeting of the Company must be received by the Company not later than November 1, 1996.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Company's Annual Report to Shareholders, including financial statements, has been mailed with these materials to all shareholders of record. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as part of the proxy solicitation material, nor as having been incorporated by reference.

                             SOLICITATION OF PROXIES

     The cost of solicitation will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitation by mail, directors, officers, and regular employees of the Company may solicit Proxies personally or by telegraph or telephone, without additional compensation.

      NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

     Please advise the Company, in care of its corporate address, whether any other persons are the beneficial owners of the shares of common stock for which Proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

                                                     KNIGHT NATURAL GAS, INC.


                                                     By:      James H. Baum
                                                              Chairman
Dated: October 10, 1996

                                  ATTACHMENT A

                              ACQUISITION AGREEMENT

     THIS ACQUISITION AGREEMENT is entered into as of the 26th day of August, 1996, by and between KNIGHT NATURAL GAS, INC., a Colorado corporation, (hereinafter "Acquiror"); and SEDCORE EXPLORATION COMPANY LIMITED, a Ghanian corporation (hereinafter referred to as "SED").

                                    RECITALS

     SED has certain licenses as described in Exhibit A hereto (the "Licenses") and various properties, rights and liabilities listed in Exhibit B hereto (the "Rights"), which are incorporated by reference hereto.

     The parties wish to reduce their understandings regarding the Licenses and to the Rights to writing in this document and to be bound by the terms and conditions thereof.

     NOW, THEREFORE, for the mutual consideration set out herein, the parties agree as follows:

                                    AGREEMENT

1. Acquisition. SED the owner of the Licenses and the holder of the Rights. It is the intention of the parties hereto and by this Agreement that the Acquiror acquire the Licenses and all of SED's interests in and to the Rights in exchange for the sum of 5,000,000 in common shares of the Acquiror's restricted Common Stock to be paid by Acquiror to SED and the assumption of certain defined debt and liabilities of SED as set forth in Exhibit C hereto.

2. Efforts to Vest Ownership. Acquiror and SED agree to use their best efforts to permit Acquiror to acquire full and unencumbered title to the Licenses and the Rights as of the Closing Date or thereafter, as may be necessary.

3. Acquisition of Rights. By this Agreement and as of the Closing Date, SED hereby transfers, assigns and delivers all of its rights, title, and interest, of whatever nature, in and to the Rights. This transfer, assignment, and delivery includes all rights to receive distributions on the Rights. The Acquiror may take immediate possession and utilize the Rights as of the Closing Date.

4. Representations of SED. SED hereby represents and warrants that, with respect to the Licenses and the Rights to be transferred, effective this date and the Closing Date, the representations listed below are true and correct, to the best of its knowledge, information and belief. Said representations are meant and intended by all parties to apply to the Licenses and the Rights.

(a) SED is the sole owner of the Licenses and the Rights and has the unqualified right to transfer and dispose of the Licenses and the Rights as of the Closing Date.

(b) There are no liabilities, either fixed or contingent against the Licenses or the Rights not reflected in Exhibit D hereto other than contracts or obli gations in the ordinary and usual course of business; and no such contracts or obligations in the usual course of business constitute liens or other liabilities which, if disclosed, would alter substantially the financial condition of the Licenses or the Rights, unless disclosed in Exhibit D hereto.

(c) Prior to the Closing Date there will not be any negative material changes in the Licenses or in the financial position of the Rights, except changes arising in the ordinary course of business, which changes will in no event adversely affect the financial position of said Licenses or Rights.

(d) To the best of SED's knowledge, information and belief, neither the Licenses nor the Rights is involved in any pending litigation or governmental investigation or proceeding not reflected in Exhibit D or otherwise disclosed in writing to Acquiror and, to the best knowledge of SED, no litigation, claims, assessments, or governmental investigation or proceeding is otherwise threatened against the Licenses or the Rights.

(e) Except as disclosed on any Exhibit, SED has not breached any agreement to which it is a party which relates to the Licenses or the Rights.

(f) The execution of this Acquisition Agreement will not violate or breach any agreement, contract, or commitment to which SED is a party and has been duly authorized by all appropriate and necessary action.

(g) At the date of this Agreement, SED has, and at the Closing Date hereof, will have to the best of each's knowledge, disclosed all events, conditions and facts materially affecting the business and prospects of Licenses and the Rights. SED has not now and will not have, at the Closing Date, withheld knowledge of any such events, conditions, and facts which each knows, or has reasonable grounds to know, may materially affect, directly or indirectly, the business and prospects of the Licenses or the Rights.

5. Representations of Acquiror. Acquiror hereby represents and warrants as follows:

(a) The officers of Acquiror are duly authorized to execute this Agreement and have taken all actions required by law and agreements, charters, and bylaws, to properly and legally execute this Agreement.

(b) As of the Closing Date and date hereof, Acquiror is duly organized, validly existing and in good standing under the laws of the State of Colorado; it has the corporate power to own the Licenses and the Rights and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required.

6. Closing Date. The Closing Date herein referred to shall be upon such date as the parties hereto may mutually agree upon but is expected to be August 26, 1996. This Agreement is executed by the parties and effective as of the date hereof.

7. Conditions Precedent to the Obligations of SED. All obligations of SED under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, of each of the following conditions:

(a) The representations and warranties by or on behalf of Acquiror contained in this Agreement or in any certificate or document delivered to SED pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

(b) Acquiror shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing on the Closing Date.

(c) The Directors of Acquiror shall have approved this transaction and such other reasonable matters as requested by SED as pertaining to this trans action. The Directors of Acquiror shall have resigned and shall designate new Directors as proposed by SED.

(d) All instruments and documents delivered to SED pursuant to the provisions hereof shall be reasonably satisfactory to SED.

8. Conditions Precedent to the Obligations of Acquiror. All obligations of the Acquiror under this Agreement are subject to the fulfillment, prior to or at the Closing on the Closing Date, of each of the following conditions:

(a) The representations and warranties by SED contained in this Agreement or in any certificate or document delivered to Acquiror pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.

(b) SED shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

(c) SED shall deliver to the Acquiror a letter commonly known as an "investment letter" agreeing that the shares of Acquiror are being acquired for investment purposes, and not with a view to resale.

9. Indemnification. Within the period provided in paragraph 10 herein and in accordance with the terms of that paragraph, each party to this Agreement, shall indemnify and hold harmless each other party at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from any misrepresentations, breach of covenant or warranty or non-fulfillment of any agreement on the part of such party under this Agreement or from any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties on demand, for any reasonable payment made by said parties at any time after the Closing, in respect of any liability or claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party to defend or satisfy the same and such party failed to defend or satisfy the same.

10. Nature and Survival of Representations. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing hereunder and the consummation of the transactions contemplated hereby for two years from the date hereof. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation upon which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

11. Documents at Closing. Between the date hereof and the date of Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

(a) SED will deliver, or cause to be delivered, to Acquiror the following:

(1)  such executed documents as required by this Agreement.

(2) certified copies of resolutions by SED's Board of Directors authorizing this transaction;

(3) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement;

(b) Acquiror will deliver or cause to be delivered to SED:

(1)  the consideration as required under this Agreement.

(2)  certified   copies  of  resolutions   by  Acquiror's   Board  of  Directors
     authorizing this transaction;

(3) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement.

12. Miscellaneous.

(a) Further Assurances. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to the Licenses or any Rights transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

(b) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

(c) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested, to the following:

                            KNIGHT NATURAL GAS, INC.
                            5650 Greenwood Plaza Blvd
                            Suite 216, Englewood, CO 80111

                            SEDCORE EXPLORATION COMPANY LIMITED, INC.
                            Tower I, Suite 300
                            12385 E. Arapahoe Road,
                            Englewood, CO 80112

(d) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) Governing Law. This Agreement was negotiated and is being contracted for in the State of Colorado, and shall be governed by the laws of the State of Colorado.

(g) Binding Effect and Assignment. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns. This Agreement may be assigned by either party; provided, however, that the appropriate permission has been given by those governmental entities whose permission may be necessary to effect the performance of this Agreement.

(h)  Time. Time is of the essence.

(i) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                           KNIGHT NATURAL GAS, INC.


                                           By:     /S/Gregory W. Skufca
                                                   --------------------
                                                  Gregory W. Skufca
                                                  Authorized Officer


                                           SEDCORE EXPLORATION COMPANY LIMITED


                                           By:     /s/Sanford Altberger
                                                   --------------------
                                                   Sanford Altberger
                                                   Authorized Officer

                                    EXHIBIT A

                                  LICENSE LIST

1. Assignment of Sedcore's rights to undertake gold exploration in the Butre River area in the Western Region of Ghana under a license owned by Ahanta Mining Company Limited.

2. Assignment of Sedcore's agreement with Esikaman Mining Company Limited to conduct a reconnaissance in a licensed area located in the Wassa Amanfi district of the Republic of Ghana.

                                    EXHIBIT B


       PROPERTY AND RIGHTS TO BE TRANSFERRED PURSUANT TO THIS AGREEMENT:

                                    EXHIBIT C

                   LIST OF DEBT AND LIABILITIES TO BE ASSUMED
     All Current Liabilities as Listed on the Balance Sheet of Sedcore Exploration Company Limited as of June 30, 1996.

                                    EXHIBIT D

                          LIABILITIES AND CONTINGENCIES

     None

                                  ATTACHMENT B

                              ACQUISITION AGREEMENT

     THIS ACQUISITION AGREEMENT is entered into as of the 27th day of August, 1996, by and between KNIGHT NATURAL GAS, INC., a Colorado corporation, (hereinafter "Acquiror"); and SEDCORE EXPLORATION COMPANY LIMITED, a Ghanian corporation (hereinafter referred to as "SED").

                                    RECITALS

     SED has certain licenses as described in Exhibit A hereto (the "Licenses"), which are incorporated by reference hereto.

     The parties wish to reduce their understandings regarding the Licenses to writing in this document and to be bound by the terms and conditions thereof.

     NOW, THEREFORE, for the mutual consideration set out herein, the parties agree as follows:

                                    AGREEMENT

1. Acquisition. SED the owner of the Licenses. It is the intention of the parties hereto and by this Agreement that the Acquiror acquire the Licenses in exchange for the sum of 8,500,000 in common shares of the Acquiror's restricted Common Stock to be paid by Acquiror to SED.

2. Efforts to Vest Ownership. Acquiror and SED agree to use their best efforts to permit Acquiror to acquire full and unencumbered title to the Licenses as of the Closing Date or thereafter, as may be necessary.

3. Acquisition of Licenses. By this Agreement and as of the Closing Date, SED hereby transfers, assigns and delivers all of its rights, title, and interest, of whatever nature, in and to the Licenses. This transfer, assignment, and delivery includes all rights to receive distributions on the Licenses. The Acquiror may take immediate possession and utilize the Licenses as of the Closing Date.

4. Representations of SED. SED hereby represents and warrants that, with respect to the Licenses to be transferred, effective this date and the Closing Date, the representations listed below are true and correct, to the best of its knowledge, information and belief. Said representations are meant and intended by all parties to apply to the Licenses.

(a) SED is the sole owner of the Licenses and has the unqualified right to transfer and dispose of the Licenses as of the Closing Date.

(b) There are no liabilities, either fixed or contingent against the Licenses not reflected in Exhibit B hereto other than contracts or obligations in the ordinary and usual course of business; and no such contracts or obligations in the usual course of business constitute liens or other liabilities which, if disclosed, would alter substantially the financial condition of the Licenses, unless disclosed in Exhibit B hereto.

(c) Prior to the Closing Date there will not be any negative material changes in the Licenses, except changes arising in the ordinary course of business, which changes will in no event adversely affect the financial position of said Licenses.

(d) To the best of SED's knowledge, information and belief, the Licenses are not involved in any pending litigation or governmental investigation or proceeding not reflected in Exhibit B or otherwise disclosed in writing to Acquiror and, to the best knowledge of SED, no litigation, claims, assess ments, or governmental investigation or proceeding is otherwise threatened against the Licenses.

(e) Except as disclosed on any Exhibit, SED has not breached any agreement to which it is a party which relates to the Licenses.

(f) The execution of this Acquisition Agreement will not violate or breach any agreement, contract, or commitment to which SED is a party and has been duly authorized by all appropriate and necessary action.

(g) At the date of this Agreement, SED has, and at the Closing Date hereof, will have to the best of each's knowledge, disclosed all events, conditions and facts materially affecting the business and prospects of Licenses. SED has not now and will not have, at the Closing Date, withheld knowledge of any such events, conditions, and facts which each knows, or has reasonable grounds to know, may materially affect, directly or indirectly, the business and prospects of the Licenses.

5. Representations of Acquiror. Acquiror hereby represents and warrants as follows:

(a) The officers of Acquiror are duly authorized to execute this Agreement and have taken all actions required by law and agreements, charters, and bylaws, to properly and legally execute this Agreement.

(b) As of the Closing Date and date hereof, Acquiror is duly organized, validly existing and in good standing under the laws of the State of Colorado; it has the corporate power to own the Licenses and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required.

6. Closing Date. The Closing Date herein referred to shall be upon such date as the parties hereto may mutually agree upon but is expected to be August 27, 1996. This Agreement is executed by the parties and effective as of the date hereof.

7. Conditions Precedent to the Obligations of SED. All obligations of SED under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, of each of the following conditions:

(a) The representations and warranties by or on behalf of Acquiror contained in this Agreement or in any certificate or document delivered to SED pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

(b) Acquiror shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing on the Closing Date.

(c) The Directors of Acquiror shall have approved this transaction and such other reasonable matters as requested by SED as pertaining to this trans action. The Directors of Acquiror shall have resigned and shall designate new Directors as proposed by SED.

(d) All instruments and documents delivered to SED pursuant to the provisions hereof shall be reasonably satisfactory to SED.

8. Conditions Precedent to the Obligations of Acquiror. All obligations of the Acquiror under this Agreement are subject to the fulfillment, prior to or at the Closing on the Closing Date, of each of the following conditions:

(a) The representations and warranties by SED contained in this Agreement or in any certificate or document delivered to Acquiror pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.

(b) SED shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

(c) SED shall deliver to the Acquiror a letter commonly known as an "investment letter" agreeing that the shares of Acquiror are being acquired for investment purposes, and not with a view to resale.

9. Indemnification. Within the period provided in paragraph 10 herein and in accordance with the terms of that paragraph, each party to this Agreement, shall indemnify and hold harmless each other party at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from any misrepresentations, breach of covenant or warranty or non-fulfillment of any agreement on the part of such party under this Agreement or from any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties on demand, for any reasonable payment made by said parties at any time after the Closing, in respect of any liability or claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party to defend or satisfy the same and such party failed to defend or satisfy the same.

10. Nature and Survival of Representations. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing hereunder and the consummation of the transactions contemplated hereby for two years from the date hereof. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation upon which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

11. Documents at Closing. Between the date hereof and the date of Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

(a)  SED will deliver, or cause to be delivered, to Acquiror the following:

(1)  such executed documents as required by this Agreement.

(2) certified copies of resolutions by SED's Board of Directors authorizing this transaction;

(3) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement;

(b)  Acquiror will deliver or cause to be delivered to SED:

(1)  the consideration as required under this Agreement.

(2)  certified   copies  of  resolutions   by  Acquiror's   Board  of  Directors
     authorizing this transaction;

(3) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement.

12. Miscellaneous.

(a) Further Assurances. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to the Licenses transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

(b) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

(c) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested, to the following:

                     KNIGHT NATURAL GAS, INC.
                     5650 Greenwood Plaza Blvd
                     Suite 216, Englewood, CO 80111

                     SEDCORE EXPLORATION COMPANY LIMITED, INC.
                     Suite 100
                     12385 E. Arapahoe Road,
                     Englewood, CO 80112

(d) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) Governing Law. This Agreement was negotiated and is being contracted for in the State of Colorado, and shall be governed by the laws of the State of Colorado.

(g) Binding Effect and Assignment. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns. This Agreement may be assigned by either party; provided, however, that the appropriate permission has been given by those governmental entities whose permission may be necessary to effect the performance of this Agreement.

(h)  Time. Time is of the essence.

(i) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.
                                       KNIGHT NATURAL GAS, INC.


                                       By:   /s/James H. Baum
                                             ----------------
                                             James H. Baum
                                             Authorized Officer


                                       SEDCORE EXPLORATION COMPANY LIMITED


                                       By:    /s/Sanford Altberger
                                              --------------------
                                              Sanford Altberger
                                              Authorized Officer

                                    EXHIBIT A

                                  LICENSE LIST

Four concessions in Burkina Faso, denominated as the Saouga, Diebougou, Pissila, and Dekaya gold properties

                                    EXHIBIT B

                          LIABILITIES AND CONTINGENCIES

     None